Exhibit 10.1

                            THE MIDDLEBY CORPORATION
                           1998 STOCK INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         The Middleby Corporation (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's common stock, $.01 par value ("Common Stock"), in order to provide the Grantee an added incentive as an employee of the Company, hereby grants to Grantee, pursuant to the terms of The Middleby Corporation 1998 Stock Option Plan (the "Plan"), a non-qualified option ("Option") to purchase the number of such shares specified below, during the term ending at 5 o'clock p.m. (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the Option exercise price specified below, subject to and upon the following terms and conditions:

         1. Identifying Provisions. As used in this Option, the following terms shall have the following respective meanings:

                (a) Grantee:                         __________________________

                (b) Date of grant:                   __________________________

                (c) Number of shares optioned:       __________________________

                (d) Option exercise price per share: __________________________

                (e) Expiration Date:                 __________________________

         2. Timing of Purchases. Subject to the other terms of this Agreement regarding the exercisability of this Option, this Option may be exercised in accordance with the following schedule:

                                               This Option shall be Exercisable
                                                 With Respect to the Following
         Shall be Exercisable                     Cumulative Number of Shares
         --------------------                     ---------------------------

         ___, 2006                           ___ Shares of Common Stock shall
         to ___, 2015                        be exercisable IF the closing
                                             price of the MiddlebyCorporation
                                             common stock averages $___ per
                                             share or higher over any
                                             consecutive period of 45 business
                                             days or greater between the dates
                                             of ___, 2005 and ___, 2009.

                                             ___ Shares of Common Stock shall
         ___, 2007                           be exercisable IF the closing
         to ___, 2015                        price of the Middleby Corporation
                                             common stock averages $___ per
                                             share or higher over any
                                             consecutive period of 45 business
                                             days or greater between the dates
                                             of ___, 2006 and ___, 2009.

         ___, 2008                           ___ Shares of Common Stock shall
         to ___, 2015                        be exercisable IF the closing
                                             price of the Middleby Corporation
                                             common stock averages $___ per
                                             share or higher over any
                                             consecutive period of 45 business
                                             days or greater between the dates
                                             of ___, 2007 and ___, 2009.

         ___, 2009*                          ___ Shares of Common Stock shall
         to ___, 2015                        be exercisable IF the closing
                                             price of the Middleby Corporation
                                             common stock averages $___ per
                                             share or higher over any
                                             consecutive period of 45 business
                                             days or greater between the dates
                                             of ___, 2008 and ___, 2009

         * If the options fail to vest before ___, 2009 in accordance with the criteria indicated above, such options shall be deemed to be expired.

         Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on a schedule attached hereto.

         3. Exercise: Payment For and Delivery of Stock. Grantee shall acquire shares pursuant to this Option by delivering to the Company a written notice of exercise, specifying the number of shares as to which Grantee desires to exercise this Option and the date on which Grantee desires to complete the transaction. Grantee shall pay to the Company the full purchase price of the shares to be acquired hereunder, in cash, on or before the date specified for completion of the purchase. Alternatively, such payment may be made in whole or in part in any of the following manner:

         a) With shares of the same class of stock as that then subject to the Option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of stock, provided that the Company is not then prohibited from purchasing or acquiring shares of such stock and the shares of stock were not obtained within the six months prior through the exercise of a stock option previously granted by the Middleby Corporation.

No shares shall be issued hereunder until full payment has been made to the Company. If the Company is required to withhold federal income taxes on account of any present or future income or employment tax imposed in connection with Grantee's exercise of this Option, Grantee shall be required to pay all such withholding in cash as a condition to the receipt of shares. If the Grantee, however, fails to tender payment for such withholding, the Company may withheld from the Grantee sufficient shares or fractional shares having a fair market value equal to such amount.

         4. Restrictions on Exercise. The following additional provisions shall apply to the exercise of this Option:

         a) If the employment of a Grantee who is not disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code of 1986, as amended (the "Code") (a "Disabled Grantee") is terminated for any reason other than death, any portion of this Option that is outstanding and exercisable by the Grantee at the time of such termination shall be exercisable, in accordance with the provisions of this Agreement, by such Grantee at any time prior to the expiration date of this Option or within three months after the date of such termination of employment, whichever is the shorter period;

         b) If the employment of a Grantee who is a Disabled Grantee is terminated by reason of such Disability, any portion of this Option that is outstanding and exercisable by the Grantee at the time of such termination shall be exercisable, in accordance with the provisions of this Agreement, by such Grantee at any time prior to the expiration date of this Option or within one year after the date of such termination of employment, whichever is the shorter period; and

         c) Following the death of a Grantee during employment, any portion of this Option that is outstanding and exercisable by the Grantee at the time of his or her death shall be exercisable, in accordance with the provisions of this Agreement, by the person or persons entitled to do so under the will of the Grantee, or, if the Grantee shall fail to make testamentary disposition of this Option or shall die intestate, by the legal representative of the Grantee at any time prior to the expiration date of this Option or within one year after the date of death, whichever is the shorter period.

Whether a Grantee is disabled within the meaning of Section 422(c)(6) of the Code shall be determined in each case, in its discretion, by the board of directors stock option committee (the "Committee"), and any such determination by the Committee shall be final and binding.

         5. Nontransferability. The Grantee may not transfer the Option except by will or the laws of descent and distribution, and during the lifetime of the Grantee, the Option will be exerciseable only by the Grantee or his guardian or legal representative. However, subject to the approval of the Board, the Option may be transferable as permitted under the Exchange Act, as long as such transfers are made to one or more of the following: family members, including children of the Grantee, the spouse of the Grantee, or grandchildren of the Grantee, trusts for such family members or charities ("Transferees"), and provided that such transfer is a bona fide gift and accordingly, the Grantee receives no consideration for the transfer, and that the Option transferred continues to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer. In the event of such a transfer, the Transferee may not subsequently transfer the Option. However, the designation of a beneficiary will not constitute a transfer. The Option may not be exercised to any extent by anyone after the expiration of its term. The Company assumes no responsibility and is under not obligation to notify a Transferee of early termination of the Option on account of the Grantees complete termination of employment, directorship and/or consultancy.

         6. Changes in Capital Structure. If the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Committee to the end that the Grantee's proportionate interest derived under this Option is maintained as before the occurrence of such event. The Committee may also require that any securities issued in respect of or exchange for shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive.

         If any such adjustment provided for in this Paragraph 6 requires the approval of stockholders of the Company in order to enable the Company to adjust the Option, then no such adjustment shall be made without the required stockholder approval.

         7. Acceleration of Vesting and Exercise Upon Certain Transactions. In anticipation of (a) the dissolution or liquidation of the Company; or (b) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the stock of the Company then outstanding by another corporation or persons unrelated to the Company or one hundred percent (100%) of the voting power of the stock of the Company then outstanding to persons related to the Company, the Company may require that this Option be terminated as of a date certain. If the Option is to terminate pursuant to the foregoing sentence, the Grantee shall have the right, at time designated by the Company prior to the consummation of the transaction causing such termination, to exercise the unexercised portions of this Option, including the portions thereof that would, but for this Paragraph 7, not yet be exercisable.

         The Company is authorized by Grantee to collect from Grantee any additional income, employment or excise taxes, which the Company may incur on account of this provision.

         8. Rights in Shares Before Issuance and Delivery. Grantee, or his executor, administrator or legatee if he is deceased, shall have no rights as a stockholder with respect to any stock covered by this Option until the date of issuance of the stock certificate to him for such stock after receipt of the consideration in full set forth herein, or as may be approved by the Company. No adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

         9. Requirements of Law. The certificate or certificates representing the shares of the Common Stock to be issued or delivered upon exercise of this Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein shall require the Company to issue any stock upon exercise of this Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, the Delaware securities laws, or any other applicable rule or regulation then in effect.

         10. Disposition of Shares--Restrictions. If so required by the Company, no stock shall be acquired upon exercise of this Option unless and until the Optionee has properly executed a valid stock transfer restriction agreement, provided by the Company.

         11. No Right to Continued Service. This Option shall not confer upon the Grantee any right with respect to continued employment with the Company or any subsidiary, nor shall it alter, modify, limit or interfere with any right or privilege of the Company or any subsidiary under any employment contract heretofore or hereinafter executed with the Grantee, including the right to terminate the Grantee's employment at any time for or without cause, to change the Grantee's level of compensation, or to change the Grantee's responsibilities or position.

         12. The Middleby Corporation 1998 Stock Incentive Plan. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all terms and provisions thereof and as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Grantee acknowledges and agrees that such provisions are acceptable to him for all purposes. Grantee further acknowledges and agrees that in the event of any conflict herewith, the provisions of the Plan shall govern and control, and this Agreement or the applicable provision hereof shall automatically be deemed modified to have conformed at all times.

         13. Notices. Any notice to be given to the Committee shall be addressed to the Committee in care of the Company at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         14. Miscellaneous. This Agreement and the Plan constitute the entire agreement and understanding between the Company and the Grantee and may not be changed, modified or amended by oral statements to the contrary, but only by written document signed by both parties hereto. The titles to each paragraph herein are for convenience only and are not to be used in the construction or interpretation of this document. This Agreement shall be binding on and inure to the benefit of the parties hereto, and their respective heirs, legatees, successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Illinois.

         This document constitutes an offer by the Company to enter into an Agreement under the terms and conditions herein set forth. Said offer will expire and terminate without further notice at 5 o'clock p.m. (prevailing local time at the Company's principal office) on __________________, unless sooner accepted by the Grantee by delivering a copy of this Agreement, executed by the Grantee, to the Company on or before said time and date.

         IN WITNESS THEREOF, the Company has granted this Option on the date of grant specified above.

                           [Signature page follows.]

ACCEPTED:                                THE MIDDLEBY CORPORATION



_________________________________        By:_________________________________
Grantee:                                      Its: __________________________


Address: c/o The Middleby Corporation
             1400 Toastmaster Drive
             Elgin, Il 60120
             Attn: [Grantee]


Date:  __________________________        Date: ______________________________

                        NOTATIONS AS TO PARTIAL EXERCISE


                 Number of       Balance of
Date of          Purchased       Shares on         Authorized         Notation
Exercise         Shares          Option            Signature          Date
--------         ------          ------            ---------          ----